Summary Prospectus Supplement	January 11, 2022

Putnam Dynamic Asset Allocation Conservative Fund
Summary Prospectus dated January 30, 2021

Effective March 31, 2022, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Robert Schoen, Co-Chief Investment Officer, Global Asset Allocation, portfolio manager of the fund since 2002

Brett Goldstein, Co-Chief Investment Officer, Global Asset Allocation, portfolio manager of the fund since 2019

Adrian Chan, Portfolio Manager, portfolio manager of the fund since 2021

James Fetch, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2008

Sub-advisors

Putnam Investments Limited

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of The Putnam Advisory Company, LLC (PAC), PAC does not currently manage any assets of the fund.

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